Exhibit 99.1

Investor Presentation January 2017 Theravance Biopharma, Inc. (NASDAQ: TBPH)

Cautionary Statement Regarding Forward-Looking Statements Under the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, the company cautions investors that any forward-looking statements or projections made by the company are subject to risks and uncertainties that may cause actual results to differ materially from the forward-looking statements or projections. Examples of forward-looking statements in this presentation include statements relating to the company’s business plans and objectives, including financial and operating results, potential partnering transactions and sales targets, the company’s regulatory strategies and timing and results of clinical studies, the potential benefits and mechanisms of action of the company’s product and product candidates (including their potential as components of combination therapies). The company’s forward-looking statements are based on the estimates and assumptions of management as of the date of this presentation and are subject to risks and uncertainties that may cause the actual results to be materially different than those projected, such as risks related to delays or difficulties in commencing or completing clinical studies, the potential that results from clinical or non-clinical studies indicate product candidates are unsafe or ineffective (including when our product candidates are studied in combination with other compounds), delays or failure to achieve and maintain regulatory approvals for product candidates, risks of collaborating with third parties to discover, develop and commercialize products, risks associated with establishing and maintaining sales, marketing and distribution capabilities. Other risks affecting the company are described under the heading “Risk Factors” and elsewhere in the company’s Form 10-Q filed with the Securities and Exchange Commission (SEC) on November 9, 2016, and other periodic reports filed with the SEC.

Theravance Biopharma Investment Highlights 1 $289.3M in cash, cash equivalents, and marketable securities as of 9/30/16, excluding $22.7M in receivables from collaborative arrangements as of 9/30/16 and $330.3M in net proceeds from financing in Q4. Productive Research Engine Validated in Multiple Disease Areas Pipeline Internally-Discovered High Value Assets Robust Business Model Unlocking Near- and Long-term Value Management Track Record of Success Strong Financial Position Well Capitalized to Fund Key Objectives1

Upcoming Milestones

Multiple Opportunities for Value Creation in 2017 and 2018

Program	Milestone	Target
TD-1439 (NEP inhibitor)	Phase 1 SAD/MAD results	1H 2017
TD-1473 (JAK inhibitor)	Phase 1b results in UC patients	Mid 2017
TD-9855 (NSRI)	Phase 2a results in nOH patients	Mid 2017
Velusetrag (TD-5108)	Phase 2b results in Gastroparesis patients	Mid 2017
Revefenacin (TD-4208)	Phase 3 long-term safety results	Mid 2017
Revefenacin (TD-4208)	NDA submission in US*	Late 2017
VIBATIV® (telavancin)	Phase 3 patient registry study data (TOUR™)	2017
Closed Triple (FF/UMEC/VI)[1]	Phase 3 IMPACT study completion	2017
Closed Triple (FF/UMEC/VI)[1]	Potential regulatory approval in US and EU for COPD*	2017

VIBATIV® (telavancin)	Phase 3 study results in Bacteremia patients	2018
VIBATIV® (telavancin)	sNDA submission in US for Bacteremia*	2018
Revefenacin (TD-4208)	Potential regulatory approval in US for COPD*	2018
Closed Triple (FF/UMEC/VI)[1]	Phase 3 study completion in Asthma patients	2018
Closed Triple (FF/UMEC/VI)[1]	Supplementary regulatory submissions for Asthma*	2018

[1] Economic interests. Regulatory and clinical milestones as reported by GlaxoSmithKline
* Submissions, filings, and approvals are subject to preclinical and clinical data and regulatory interactions

4

Theravance Biopharma

JAK Inhibitor Program Oral intestinally restricted pan-janus kinase (JAK) inhibitors for ulcerative colitis and other inflammatory intestinal diseases

1 Tofacitinib (Xeljanz®) - an oral, systemically available, JAK inhibitor, which has demonstrated efficacy in treating moderate to severe ulcerative colitis patients. Estimated to be 900K cases of ulcerative colitis in 2017 in the US. Source: Ulcerative Colitis Epidemiology, November 2016 Intestinally Restricted JAK Program Represents a Potential Breakthrough Approach to Treating IBD TD-1473: An oral pan-JAK inhibitor designed to be intestinally restricted Proof of concept: MOA is validated in ulcerative colitis1 SAD/MAD study complete, Phase 1b in patients underway Potential utility in other IBD indications: Crohn’s disease, checkpoint inhibitor-induced colitis Program objectives: Selective distribution to intestinal tract Reduction in UC disease activity score comparable to best in class therapy, but without corresponding systemic immunosuppression High affinity for JAK1/2/3 and TYK2 TD-3504: An innovative prodrug of tofacitinib which provides chemically distinct secondary strategy for intestinally restricted JAK inhibition Differentiated program designed for maximal local anti-inflammatory efficacy with minimal systemic exposure and immunosuppressive effects

Efficacy of tofacitinib in rodent colitis model driven by local exposure in the colon1 Intracecal (direct to colon) delivery (IC) versus oral delivery (PO) of tofacitinib2: IC results in equivalent efficacy of PO, with 15-fold lower dose, similar colon concentration, and 80-fold lower plasma concentration (PO relies on systemic delivery of tofacitinib to the colon) Preclinical Evidence Validates Locally Restrictive Concept in JAK Inhibition 1 Shen et al. Colon Targeted Delivery of Tofacitinib Inhibits Oxazolone-induced Colitis in Mice, Despite Low Systemic Exposure. European Crohn’s and Colitis Organisation Conference, March 2016 Plasma Colon Disease Activity Tofacitinib Oral Systemically-delivered, from the “outside-in” Tofacitinib Intracecal (mimics TD-1473 Oral) Intestinally-restricted, from the “inside-out”

TD-1473: Designed to Maximize Local Anti-Inflammatory Efficacy and Minimize Systemic Exposure 1 Shen et al. Colon Targeted Delivery of Tofacitinib Inhibits Oxazolone-induced Colitis in Mice, Despite Low Systemic Exposure. European Crohn’s and Colitis Organisation Conference, March 2016 Preclinical findings to date indicate potential breakthrough approach in UC Selective distribution of TD-1473 to tissues in the GI tract, with reduction in UC disease activity score comparable to systemically delivered JAK inhibitor therapy No dose-related immunosuppression activity within the systemic circulation Slow absorption throughout intestinal tract Penetration of the GI tissue to act directly at the site of inflammation Reduction in Disease Activity Score Reduction in Systemic Immune Cells TD-1473 is Active in Rodent Colitis Model without Systemic Effects TD-1473 Penetrates Intestinal Wall to Act Directly at the Site of Inflammation Epithelium Lamina Propria Submucosa Vein % I n h i b i t i o n ( r e l a t i v e t o v e h i c l e c o n t r o l ) TD-1473 Tofacitinib TD-1473 Tofacitinib 0 20 40 60 80

TD-1473: Phase 1b Study in Ulcerative Colitis Patients Underway; Data Expected Mid-2017

- Phase 1 SAD/MAD study of TD-1473 in healthy subjects met objectives
  - ✓ Data suggest slow absorption of TD-1473 throughout intestinal tract
  - ✓ Minimal levels of TD-1473 in systemic circulation
  - ✓ High levels of TD-1473 in stool[1]
  - ✓ Well tolerated at all dose levels
- Phase 1b designed to evaluate safety, tolerability, PK and PD of TD-1473 in moderately-to-severely active ulcerative colitis patients over 28 days

Randomized Rx (Adaptive Design)

- TD-1473 Mid Dose : placebo QD (10:4)
- TD-1473 Low Dose : placebo QD (10:3)
- TD-1473 High/Low Dose : placebo QD (10:3)

Dosing daily for 28 days
(Three dosing groups run in sequential fashion)

Secondary/Exploratory Objectives:

Demonstrate biologic effect of TD-1473 through biomarker analysis and clinical, endoscopic and histologic assessments

Adaptive design to provide flexibility in dosing and inform future development of TD-1473

[1] Stool concentrations of TD-1473 were comparable to concentrations associated with efficacy in preclinical colitis models

9
Theravance Biopharma

Theravance® Biopharma

Medicines That Make a Difference®

TD-9855

Dual norepinephrine and serotonin reuptake inhibitor (NSRI) for neurogenic orthostatic hypotension (nOH)

10

Theravance Biopharma

Neurogenic Orthostatic Hypotension (nOH) Represents a Significant Unmet Need 1 Current approved therapies used in treatment of OH include midodrine, fludrocortisone, Northera (droxidopa), nOH is characterized by a sustained drop in blood pressure that occurs upon standing up and is associated with the nervous system, specifically due to the body producing insufficient levels of norepinephrine Associated with several autonomic disorders, including Multiple System Atrophy (MSA), Parkinson’s Disease (PD), and Primary Autonomic Failure (PAF) Orphan indication with <200k patients in US Symptoms include dizziness, fainting, blurred vision and weakness Significant impacts to QoL for both patients and family members Patients limited in routine daily functions and prone to injury from falling In severe cases, patients become bedridden and require caregiver support Current therapies limited in efficacy, safety, and dosing1 Healthy nOH

Current Approved Therapies in Neurogenic Orthostatic Hypotension (nOH) Have Limitations 1 Associated with one or both therapies noted above Successful nOH therapy would target reduction in symptoms and offer meaningful improvements in quality of life for patients Current therapies limited in safety, efficacy, and/or dosing Only Northera (droxidopa) and midodrine (generic) are FDA approved for nOH Both impact disease by increasing vascular tone Significant unmet need remains due to limitations of current therapies Supine hypertension (high blood pressure while lying down) Require dosing three times a day Patients1 may become refractory over time or discontinue due to AEs Opportunity exists for effective, well tolerated nOH therapies No evidence of other new therapeutic agents in development for nOH

TD-9855: Potential Best in Class Therapy for Neurogenic Orthostatic Hypotension (nOH)

Reasons to Pursue TD-9855 in nOH

- ✓ Designed to restore deficits in noradrenergic function
- ✓ Norepinephrine dominance confirmed in human PET study[1]
- ✓ QD dosing and long half-life may offer improved patient outcomes
- ✓ ADME studies suggest low probability of DDIs
- ✓ Favorable safety and tolerability profile established in >500 subjects[2]

Phase 2a Study of TD-9855 in nOH: Key Endpoints
Change from placebo in standing blood pressure, symptom reduction, and safety/tolerability in nOH
Intention to seek orphan designation and expedited development path

Phase 2a results for TD-9855 in nOH expected mid-2017

[1] PET = Positron Emission Tomography
[2] Includes Phase 1 SAD/MAD, elderly, and PET studies in healthy subjects and Phase 2a studies in fibromyalgia and ADHD patients

13

Theravance Biopharma

Velusetrag (TD-5108) Highly selective 5-HT4 agonist for gastroparesis

Multiple positive Phase 2a studies completed (chronic constipation and gastroparesis) Long term toxicity studies completed Well-tolerated in >600 subjects exposed Velusetrag has Demonstrated Gastrointestinal Motility Effect with Favorable Safety Profile 1 Rey et al., Prevalence of Hidden Gastroparesis in the Community: The Gastroparesis “Iceberg.” J. Neurogastroenterol. Motil., 2012; 18:34-42. 2 N= 34 patients; similar treatment effect with velusetrag observed in both diabetic and idiopathic patient groups 3Velusetrag is being developed by TBPH in collaboration with AW. AW holds an exclusive option to certain ex-U.S. markets. TBPH retains all U.S. rights. Phase 2a in Gastroparesis2: Mean change from baseline in gastric emptying time at Day 7 Large Market Opportunity Supportive Results To Date Gastroparesis is a severe disease with few treatment options Delayed gastric emptying with symptoms of nausea, vomiting, postprandial bloating/fullness or upper abdominal discomfort Estimated 6M gastroparesis patients in US1 Velusetrag is being evaluated in both idiopathic and diabetic cases Fast Track designation granted by FDA in December 2016 Partnered ex-U.S. with Alfa Wassermann3 Enrollment nearly complete in Phase 2b study in idiopathic and diabetic gastroparesis patients (n=~200); Results expected mid-2017 -13 min -35 min -34 min -52 min -60 -50 -40 -30 -20 -10 0 Placebo 5 mg 15 mg 30 mg

Neprilysin Inhibitor (NEPi) Program Potential Best-in-Class Therapeutic for Cardiovascular and Renal Disease

Best-in-Class NEPi Could Improve Treatment Regimens for Cardiovascular & Renal Diseases Source: © 2015 Decision Resources, LLC. All rights reserved. Reproduction, distribution, transmission or publication is prohibited. Reprinted with permission. All estimates US. Utility of NEP Inhibitors (NEPi) Large Market Opportunities Potentiate natriuretic peptides Reduce mortality and morbidity in CHF patients Diuresis and natriuresis Control blood pressure Reverse maladaptive changes in heart and vascular tissue Utility in CHF validated by Entresto® Significant opportunity remains for a next-generation NEP inhibitor with applicability beyond CHF offering once-daily dosing, combination flexibility and enhanced tolerability Neprilysin Inhibitor (NEPi) Acute Heart Failure (AHF) 1 million hospitalizations annually Chronic Heart Failure (CHF) 6 million patients diagnosed Chronic Kidney Disease 26 million people

NEPi Program: Differentiated & Versatile Platform with Multiple Development Candidates Advancing Range of Cardiovascular and Renal Indications Theravance NEP Inhibitor Target Product Profile Sustained 24-hour target engagement Non-renal clearance Favorable safety and tolerability Flexible administration (oral or IV) = demonstrated in TD-0714 Phase 1 study TD-0714: - Phase 1 SAD/MAD met target product profile TD-1439: - Phase 1 SAD/MAD data expected 1H 2017 Positioned to progress either TD-0714 or TD-1439 into patient studies in 20171 1 Next steps in NEPi program, including compound and formulation selection, potential combinations, study population, and timing, are currently under evaluation Potential Applications for NEPi IV NEPi AHF Monotherapy ARB Combination (ARNI) Optimized for CHF and/or CKD Non-ARB Combinations PDE5, PDE9, sGC, MRA

Late Stage & Commercial Assets, Acute Care Revefenacin (TD-4208): Nebulized Long-Acting Muscarinic Antagonist (LAMA) VIBATIV® (telavancin): Commercial, Once-Daily, Dual Mechanism Antibiotic

Compelling Need for Once-Daily Nebulized LAMA 1 Global Strategy for Diagnosis, Management, and Prevention of COPD COPD = Chronic Obstructive Pulmonary Disease 2 TBPH market research (N = 160 physicians); Refers to US COPD patients 3Estimate derived from use of information under license from IMS Health information service: NSP for period MAT May, 2015. Includes LABA, SAMA and SAMA/SABA therapy. Excludes nebulized SABAs. IMS expressly reserves all rights, including rights of copying, distribution and republication. Enduring Patient Niche and Significant Market Opportunity Unmet Need for Nebulized LAMA Therapy Once-daily LAMAs are first-line therapy for moderate to severe COPD1 No nebulized LAMAs available today; only available in handheld devices Enduring Patient Niche with Potential for Premium Pricing >100M patient treatment days in nebulized COPD segment3 9% of COPD patients currently use nebulizers for ongoing maintenance therapy2 41% of COPD patients use nebulizers at least occasionally for bronchodilator therapy2 Pricing in branded LA nebulized segment ~ 2x handheld Spiriva3 Significant Market Opportunity Revefenacin may be complementary to existing nebulized LABA treatments Mylan partnership brings commercial strength in nebulized segment

* P < 0.0001 versus placebo ** P <0.001 versus placebo * ** * * * ** Revefenacin: Pivotal Phase 3 Studies Met Primary Endpoints; Long-term Safety Study Underway Primary endpoint achieved for both doses in both replicate efficacy studies Robust and sustained improvements in FEV1 Effective as monotherapy and as add-on to LABA or LABA/ICS Generally well tolerated FEV1 = forced expiratory volume in one second; Add-on therapy = Revefenacin added to LABA or LABA/ICS Results from single 12-month safety study expected in mid-2017; NDA filing expected late 2017

VIBATIV®: Opportunity Exists Among Alternative MRSA Therapies in Current US Market Source: TBPH estimates based on integrating data from IMS Health National Sales Perspective and Decision Resources Hospital Antibiotic Market Guide 1Total Factored Vials = 750mg vials + (250mg vials/3); Source: Symphony Health Solutions, NonRetailSourceTM , January 2015 – September 2016, based on Theravance factored vials. 2 TBPH Market Research Physicians Use VIBATIV When:2 - “Other agents fail” - “Need rapid bactericidal activity” - “Patients have multiple comorbidities” - “Cases have documented resistance” 79% 21% Total Days of Therapy (DOT) for MRSA Antibiotics 34 Million Annually Vancomycin Alternatives 0 5,000 10,000 15,000 20,000 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 VIBATIV ® Factored Vials (US) 1 $0 $2,000 $4,000 $6,000 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 VIBATIV ® Net Product Sales (US) ($ in thousands)

VIBATIV® Label Expansion and Complementary Products to Optimize Acute Care Organization Opportunity for Broadest Set of Indications of Any Branded Anti-MRSA Agent Acute Care Commercial Focus Phase 3 Registrational Study in Bacteremia ~250 patients in ~70 sites in US & ROW Expected to complete in 2018 Potential sNDA submission TOURTM Patient Registry Study Underway Generating “real world” data in 1,000-patient study Largest enrollment seen in CSSI, osteomyelitis, bacteremia, and pneumonia Results to inform additional potential indications Opportunity to target large, addressable patient populations Overlap in sales calls with pulmonogists and respiratory care physicians for both VIBATIV and revefenacin Acute care setting provides an important inflection point in patient identification Revefenacin collaboration with Mylan includes a co-promote and profit split in the U.S. Profit split: 65% Mylan / 35% Theravance Combined commercial infrastructures are well positioned to cover hospital, outpatient and home health treatment settings

Opportunities for Value Creation Economic Interests and Full Pipeline Summary

Economic Interest in GSK Respiratory Programs Royalties from Closed Triple Expected as Early as 2018 1 TBPH holds economic interest in future payments that may be made by GSK relating to certain programs, including “Closed Triple” (FF/UMEC/VI), MABA/FF, MABA monotherapy and other future products that may be combined with VI or MABA. All statements based on publically available information. FF/UMEC/VI= Fluticasone Furoate/Umeclidinium/Vilanterol. MABA= Inhaled Bifunctional Muscarinic Antagonist -Beta2 Agonist. 2 Formerly Theravance, Inc. MABA, MABA/ICS (batefenterol, batefenterol/FF) “Closed Triple” (FF/UMEC/VI) Active components of BREO® and ANORO® Positive top-line results reported from Phase 3 FULFIL study (~1,800 COPD patients) Potential for regulatory approvals of COPD in both US and EU in 2017 Upward-tiering royalty 6.5% - 10% of annual global net sales Phase 3 IMPACT study ongoing in ~10,000 COPD patients; data expected 2017 Phase 3 study in asthma initiated in 2016, with US NDA filing planned 2018 TBPH holds an 85% economic interest in future payments made by GSK related to the Closed Triple, MABA and MABA/ICS1 Total GSK royalty rates and potential milestone obligations noted below Programs jointly managed by GSK and Innoviva2; fully funded by GSK Single molecule bifunctional bronchodilator Phase 2 studies of single- and combo-agent in COPD patients completed Upward-tiering royalty of 10% to 20% of annual global net sales up to $3.5 billion, and 7.5% above $3.5 billion for single agent and 70% of those amounts for combo Development and commercialization milestones up to $125 million for single agent and $250 million for both single- and combo-agent

Upcoming Milestones

Multiple Opportunities for Value Creation in 2017 and 2018

Program	Milestone	Target
TD-1439 (NEP inhibitor)	Phase 1 SAD/MAD results	1H 2017
TD-1473 (JAK inhibitor)	Phase 1b results in UC patients	Mid 2017
TD-9855 (NSRI)	Phase 2a results in nOH patients	Mid 2017
Velusetrag (TD-5108)	Phase 2b results in Gastroparesis patients	Mid 2017
Revefenacin (TD-4208)	Phase 3 long-term safety results	Mid 2017
Revefenacin (TD-4208)	NDA submission in US*	Late 2017
VIBATIV® (telavancin)	Phase 3 patient registry study data (TOUR™)	2017
Closed Triple (FF/UMEC/VI)[1]	Phase 3 IMPACT study completion	2017
Closed Triple (FF/UMEC/VI)[1]	Potential regulatory approval in US and EU for COPD*	2017

Program	Milestone	Target
VIBATIV® (telavancin)	Phase 3 study results in Bacteremia patients	2018
VIBATIV® (telavancin)	sNDA submission in US for Bacteremia*	2018
Revefenacin (TD-4208)	Potential regulatory approval in US for COPD*	2018
Closed Triple (FF/UMEC/VI)[1]	Phase 3 study completion in Asthma patients	2018
Closed Triple (FF/UMEC/VI)[1]	Supplementary regulatory submissions for Asthma*	2018

[1] Economic interests. Regulatory and clinical milestones as reported by GlaxoSmithKline
* Submissions, filings, and approvals are subject to preclinical and clinical data and regulatory interactions

26

Theravance Biopharma

About VIBATIV® (telavancin) VIBATIV was discovered internally in a research program dedicated to finding new antibiotics for serious infections due to Staphylococcus aureus and other Gram-positive bacteria, including MRSA. VIBATIV is a bactericidal, once-daily, injectable lipoglycopeptide antibiotic with in vitro potency and a dual mechanism of action whereby telavancin both inhibits bacterial cell wall synthesis and disrupts bacterial cell membrane function. VIBATIV for injection is approved in the U.S. for the treatment of adult patients for complicated skin & skin structure infections (cSSSI) caused by susceptible isolates of Gram-positive bacteria, including Staphylococcus aureus, both methicillin-susceptible (MSSA) and methicillin-resistant (MRSA) strains. In addition, VIBATIV telavancin is approved in the U.S. for the treatment of adult patients with hospital-acquired and ventilator-associated bacterial pneumonia (HABP/VABP) caused by susceptible isolates of Staphylococcus aureus when alternative treatments are not suitable. In addition, VIBATIV is approved in the U.S. for the treatment of adult patients with complicated skin & skin structure infections (cSSSI) caused by susceptible isolates of Gram-positive bacteria, including S. aureus, both methicillin-susceptible (MSSA) and methicillin-resistant (MRSA) strains. The product labeling also describes the use of VIBATIV in treating patients with concurrent bacteremia (in addition to either skin infection or pneumonia). VIBATIV is indicated in Canada and Russia for complicated skin & skin structure infections and HAP/VAP caused by Gram-positive bacteria, including MRSA. VIBATIV is indicated in the European Union for the treatment of adults with nosocomial pneumonia (NP) including ventilator associated pneumonia (VAP), known or suspected to be caused by methicillin resistant Staphylococcus aureus (MRSA) and should be used only in situations where it is known or suspected that other alternatives are not suitable. VIBATIV® is a registered trademark of the Theravance Biopharma group of companies.

VIBATIV® (telavancin) Important Safety Information (US) Mortality Patients with pre-existing moderate/severe renal impairment (CrCl <50 mL/min) who were treated with VIBATIV® for hospital-acquired bacterial pneumonia/ventilator-associated bacterial pneumonia had increased mortality observed versus vancomycin. Use of VIBATIV in patients with pre-existing moderate/severe renal impairment (CrCl <50 mL/min) should be considered only when the anticipated benefit to the patient outweighs the potential risk. Nephrotoxicity New onset or worsening renal impairment occurred in patients who received VIBATIV. Renal adverse events were more likely to occur in patients with baseline comorbidities known to predispose patients to kidney dysfunction and in patients who received concomitant medications known to affect kidney function. Monitor renal function in all patients receiving VIBATIV prior to initiation of treatment, during treatment, and at the end of therapy. If renal function decreases, the benefit of continuing VIBATIV versus discontinuing and initiating therapy with an alternative agent should be assessed. Fetal Risk Women of childbearing potential should have a serum pregnancy test prior to administration of VIBATIV. Avoid use of VIBATIV during pregnancy unless the potential benefit to the patient outweighs the potential risk to the fetus. Adverse developmental outcomes observed in three animal species at clinically relevant doses raise concerns about potential adverse developmental outcomes in humans. If not already pregnant, women of childbearing potential should use effective contraception during VIBATIV treatment. Contraindication Intravenous unfractionated heparin sodium is contraindicated with VIBATIV administration due to artificially prolonged activated partial thromboplastin time (aPTT) test results for up to 18 hours after VIBATIV administration. VIBATIV is contraindicated in patients with a known hypersensitivity to the drug. Hypersensitivity Reactions Serious and potentially fatal hypersensitivity reactions, including anaphylactic reactions, may occur after first or subsequent doses. VIBATIV should be used with caution in patients with known hypersensitivity to vancomycin. Geriatric Use Telavancin is substantially excreted by the kidney, and the risk of adverse reactions may be greater in patients with impaired renal function. Because elderly patients are more likely to have decreased renal function, care should be taken in dose selection in this age group. Infusion Related Reactions VIBATIV is a lipoglycopeptide antibacterial agent and should be administered over a period of 60 minutes to reduce the risk of infusion-related reactions. Rapid intravenous infusions of the glycopeptide class of antimicrobial agents can cause "Red-man Syndrome" like reactions including: flushing of the upper body, urticaria, pruritus, or rash. QTc Prolongation Caution is warranted when prescribing VIBATIV to patients taking drugs known to prolong the QT interval. In a study involving healthy volunteers, VIBATIV prolonged the QTc interval. Use of VIBATIV should be avoided in patients with congenital long QT syndrome, known prolongation of the QTc interval, uncompensated heart failure, or severe left ventricular hypertrophy. Most Common Adverse Reactions The most common adverse reactions (greater than or equal to 10% of patients treated with VIBATIV) were diarrhea, taste disturbance, nausea, vomiting, and foamy urine. Full Prescribing Information, including Boxed Warning and Medication Guide in the U.S., is available at www.VIBATIV.com. VIBATIV® is a registered trademark of the Theravance Biopharma group of companies.